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Hudson Global, Inc.

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INVESTOR PRESENTATION Hudson Global May 2014

Please be advised that except for historical information, the comments made during this presentation and in these slides constitute forward - looking statements under applicable securities laws . Such forward - looking statements involve certain risks and uncertainties, including statements regarding the company's strategic direction, prospects and future results . Certain factors may cause actual results to differ materially from those contained in the forward - looking statements, including the impact of global economic fluctuations, risks related to fluctuations in the company’s operating results, the ability of clients to terminate their relationship with the company at any time, competition in the company’s markets, risks related to international operations, including foreign currency fluctuations, limited availability under the company’s credit facilities and the company’s ability to successfully achieve its strategic initiatives and the other risks discussed in the company ´ s filings made with the Securities and Exchange Commission . These forward - looking statements speak only as of the date of this presentation . The company assumes no obligation, and expressly disclaims any obligation, to review or confirm analysts' expectations or estimates or to update any forward - looking statements, whether as a result of new information, future events or otherwise . 1 FORWARD - LOOKING STATEMENTS

LONE STAR NOMINEES WILL DERAIL HUDSON PROGRESS x Hudson’s independent , highly qualified Board is committed to change and looking aggressively at new ways of doing things that can increase stockholder value x We are demonstrating our resolve by divesting non - core eDiscovery and working closely with AlixPartners to right - size our platform and focus on our core businesses x We have the right plan to gain market share and deliver sustained profitability x Performance is gaining strong momentum as evidenced by Q4 sequential gains, Q1 positive results, and Q2 outlook x Lone Star does not understand our business and has no plan to create value 2 CRITICAL DECISION FOR STOCKHOLDERS VOTE FOR HUDSON’S NOMINEES – SUPPORT OUR MOMENTUM

3 A CLEAR VISION, GOALS AND A PLAN FOR PROFITABLE GROWTH Vision and Strategy Deliver sustained value as a world - class global provider of talent solutions x Develop a globally aligned company as “One” Hudson x Focus on core business in key markets x Differentiate our services becoming a “Trusted Advisor” of choice Goals Leading position in core growth business x 2014 – on path to positive quarterly Adj. EBITDA x 2015 – sustained , profitable growth x 2016 – conversion rate ( RoGM ) within peer range x Strengthen Recruitment , hiring experienced talent where we can win x Become a global leader in RPO x Grow Talent Management through product innovation and cross selling Growth Plan

4 MAJOR PROGRESS IN THE ESTABLISHMENT OF “ONE” HUDSON “One” Hudson is a substantial transformation to unleash Hudson’s full potential Previous Hudson “One” Hudson Strong regional independence Aligned Global Management Team Multiple businesses Recruitment, RPO and TM focus Geographies equally important Focus on key geographies Commodity business “Trusted Advisor” added value Ad - hoc systems and processes Consistent, disciplined execution Organization working hard Organization working efficiently Highly exposed to economic cycle Resilient, well leveraged operation STRENGTHENED LEADERSHIP FINANCIAL SUCCESS DISCIPLINED EXECUTION

PLATFORM FOR SUSTAINED PROFITABILITY AND VALUE CREATION

STRONG LEADERSHIP TEAM	▪ New CEO in 2011 and new CFO in 2013 ▪ 25 new senior leaders hired from top competitors ▪ Compensation structure aligned with stockholder value creation **Becoming a "talent magnet"- attracted over 150 new revenue generators in Q1 2014**
LEAN, INTEGRATED STRUCTURE	▪ Consolidated to three regional platforms ▪ Reduced cost structure by $78M since 2011 ▪ Support cost structure savings of $24M since 2011 **Further right sizing platform with AlixPartners**
FOCUSED ON CORE STRENGTHS/ MARKETS	▪ Investing in **Recruitment** business in key markets and practices where we can win ▪ Growing **RPO** footprint in Europe and Americas, leveraging APAC leadership position ▪ Utilizing **Talent Management** innovations to differentiate and cross-sell **Retained Duff & Phelps to divest eDiscovery and better focus on core business**
DIFFERENTIATED BRAND AND DIGITAL PRESENCE	▪ Differentiated services embedded in Recruitment offerings ▪ Sophisticated RPO sourcing, technology and employer branding capabilities ▪ Proprietary Talent Management tools and high-value service offering **Significant reach through digital marketing and social channels**

Expect to achieve a leading market position in core business

5

All figures are in constant currency

Hudson

HUDSON IS EXECUTING ON PLAN, ON A POSITIVE TRAJECTORY

Q2 2014 (E) Outlook

- Q2 Revenue guidance of $165M to $175M
- Q2 Adj. EBITDA* guidance of $-1M to $1M
- Continued YoY growth across Asia Pacific and Europe

Hudson Demonstrating Measureable Progress on Plan

Achieving Sequential Traction

Q3 2013 Highlights

- Recruitment GM in UK **up QoQ**, against usual seasonal declines
- Australia recruitment GM **up QoQ**, beating a weakening economy
- China GM **up 14% QoQ**
- Major new client wins in RPO and Talent Management businesses
- Americas RPO's organization strengthen and Adj. EBITDA **up 71%** YoY driven by cost savings
- **SG&A reduced** sequentially by 5.5%

Gaining Share

Q4 2013 Highlights

- Global RPO business GM **up 11%** QoQ
- Talent Management GM **up 40%** QoQ
- Australia GM resilient to usual Q4 QoQ, **share gains** against competitors
- **Continental Europe GM up 23%** QoQ, with contributions from across the region, ahead of usual seasonal gains
- Netherlands GM **up 12% YoY**
- 2013 SG&A **reduced by $78M** or 24% from 2011
- Strong Adj. EBITDA contributions from UK, Netherlands, Belgium, Spain
- **Solid year-end cash position at $37M**

Year on Year Growth

Q1 2014 Highlights

- **GM up 2% YoY**
- Adj. EBITDA loss of $2.1M, 57% YoY improvement

Americas

- **RPO up 53% YoY**

Asia Pacific

- **GM up 6% YoY**
- GM up 21% in China YoY
- GM up 7% in Australia YoY

Europe

- **GM up 5% YoY**
- Strength in UK, Belgium, Netherlands, France and Spain
- **France delivered positive quarterly Adj. EBITDA**, reversing the trend

Business Segments

- GM in Perm Recruitment **up +15% YoY**
- GM in RPO **up 10% YoY** from strong growth in APAC and Americas
- GM in Talent Management **up 14% YoY**

6

All Revenue and Gross Margin (GM) figures are in constant currency

*Excluding $1M of proxy contest and strategic action costs

Hudson

ATTRACTIVE MARKET OPPORTUNITY AND COMPETITIVE POSITION ▪ Major progress in the establishment of “One” Hudson ▪ Plan on track, demonstrating financial progress ▪ Strong, seasoned leadership team attracting top talent ▪ Lean, integrated structure with significant operating leverage ▪ A more focused approach in Recruitment, a successful RPO and a differentiating Talent Management business, geared to unleash Hudson’s full potential

ATTRACTIVE INDUSTRY

Large and growing global market

2015: $457 BILLION[1]

[1] 2015 est. Koncept Analytics: 2011 Recruitment Industry Report

"War for Talent" picking up pace

- Advanced economies have recovered lost ground
- Companies searching for new skills
- High single digit growth expected in staffing and recruitment industry

Q: How concerned are you about the following potential economic and policy/business threats to your organization's growth prospects? (Availability of key skills was one of the threats CEOs named.)

CEOs are becoming more worried about finding key skills



46%
2009
51%
2010
56%
2011
53%
2012
58%
2013
63%
2014

Base: All respondents (2014-1,344; 2013-1,330; 2012-1,258; 2011-1,201; 2010-1,198; 2009-1,124)
Source: PwC 17th Annual Globe CEO Survey

Industry rebounding with economic recovery

- Macro conditions have outsize impact on talent services firms
- Economic cycle has turned and major players showing growth
- Hudson well positioned to benefit from global rebound

Q: What do you expect to happen to headcount in your company globally over the next 12 months?

50% of CEOs plan to increase headcount over the next 12 months



50%
say headcount will increase (45% in 2013)
29%
say headcount will remain the same (28% in 2013)
20%
say headcount will decrease (23% in 2013)

Base: All respondents (1,344)
Source: PwC 17th Annual Globe CEO Survey

8

Hudson

35% 29% 15% 14% 7% ▪ Complementary business segments: Permanent and Contract Recruitment, Recruitment Process Outsourcing (RPO) and Talent Management (TM ) ▪ Strong footprint in two of the largest recruitment markets in the world: UK and Asia Pacific ▪ Well positioned for major growth opportunities : RPO, Talent Management ▪ Large and diverse client base : over 4,000 clients with over 12,000 permanent placements per year ▪ Solid financial profile : 2013 revenues of $660M, and year - end cash position at $37M 9 HUDSON : A WELL - BALANCED GLOBAL BUSINESS Americas – 15%* Europe – 47%* APAC – 38%* * Based on Hudson 2013 Gross Margin Permanent Recruitment Contract Recruitment RPO Talent Management eDiscovery Balanced Gross Margin Drivers Global Presence and Client Base

MAJOR PROGRESS IN THE ESTABLISHMENT OF "ONE" HUDSON

Inception Through 2011

- Company formed in 2003 through acquisitions of **67 boutiques**
- Sustained growth through 2008, **mostly run as a portfolio**
- Executed first major restructuring post-Recession in 2009-2010
- New CEO appointed in 2011 to complete integration, build global platform, and create a high performance culture

Globally aligned in vision, strategy and values

Since 2011, "One" Hudson

- Created unique competitive position through strong, **complementary service offerings**
- **Disciplined execution** across Company delivering consistent, high quality service
- Built collaborative, **high performance culture**
- Repositioned to **grow from the core** and take market share
- Enhanced **digital presence** driving new revenues

2011	2012 – 2013	2013 – 2014
• Named Manolo Marquez as CEO • Created new vision and strategy • Launched transformation • Sharpened Company's focus • Consolidated operations • Built collaborative mindset • Strengthened digital platform to spur growth	• Accelerated transformation • Streamlined businesses and introduced shared services in support areas • Attracted experienced leadership talent, named CFO Stephen Nolan, CEOs of Americas and Europe and Managing Director Asia • Sharpened focus on core businesses, growth markets and services investing in high performing businesses	• Accelerating investments in key markets and core businesses • Further strengthening front office talent • Names Managing Directors of UK and France • Enhancing our brand and differentiating services in RPO and Talent Management • Driving further efficiencies and streamlined business with AlixPartners • Divesting eDiscovery to focus on core

10

Hudson

11 KEY GROWTH DRIVERS AND HIGHLIGHTS OF VALUE CREATION LEAN, INTEGRATED STRUCTURE FOCUSED ON CORE STRENGTHS/ MARKETS STRONG LEADERSHIP TEAM DIFFERENTIATED BRAND AND DIGITAL PRESENCE

STRENGTHENED LEADERSHIP TEAM

STRONG LEADERSHIP TEAM

- Successful, experienced leaders **complement existing team**
- Over **25 new veteran leaders** hired in past year
- Attracted **over 70 fee-earners** from competition in Q1 2014


STEPHEN NOLAN
CFO


LORI HOCK
CEO, Americas


ALEXIS DE BRETTEVILLE
CEO, Europe


TULIKA TRIPATHI
Managing Director, Asia


PETER ISTEAD
Managing Director, UKI


MARC PUYOULET
Managing Director, France

JEAN FRANCOIS DECROP Healthcare France	TONY MARTIN RPO & Talent Management Americas	RONA MCLEAN Queensland, Australia	BRAD BRENNER RPO China	TRICIA HOUSE RPO Operations Americas
EMMANUEL WHITE Singapore	EMILY WILSON Sydney, Australia	SARAH DICKSON RPO Ops & Implementation Europe	BRUNO DELATTRE COO Europe	NICOLA DUNNE RPO Europe
STEPHEN FITZGERALD RPO Global Project Manager	KAREN GORDON LEWIS Wellington, New Zealand	MICHAEL KITCHEN RPO Client Solutions Canada	TIM OYER RPO Client Solutions Americas	CHRIS POTTER Accounting & Finance Sydney, Australia
ANDY POWELL Marketing Europe	NATHAN COLETZ ICT Brisbane, Australia	ARTHUR CURCURU Finance	CHRISTINE KANE RPO Implementation Americas	PAUL FLAVIN RPO Americas

New "One" Hudson acting as a strong "Talent Magnet"

12

Hudson

193.5 40.1 19.9 66.9 139.6 31.1 16 55.5 0 50 100 150 200 250 Front Office Comp Regional & Country Support Comp Corporate Other SG&A Initial Steps to Lower Cost Structure – Achieved ▪ Consolidated to three regional platforms ▪ Reduced cost structure by $78M since 2011 ▪ Significant savings in targeted areas since 2011: - Corporate and regional support down $12M (23%) - Real estate, IT and general expenses down $12M (16%) - 210 support and administrative roles less, down 28% ▪ Improved fee - earners - to - support ratio Additional Steps to Further Efficiencies/Savings – Underway ▪ Engaged Duff & Phelps , a leading investment banker in staffing and recruitment, to assist in divesting eDiscovery to better focus on core business ▪ Retained AlixPartners , a premier consulting firm in effective operational design, to assist on better aligning the organization for future growth and improving operating efficiencies 13 LEAN INTEGRATED STRUCTURE, WITH SIGNIFICANT LEVERAGE Cost Structure ($M) All figures are in constant currency LEAN, INTEGRATED STRUCTURE Significant operating leverage as top - line grows 2011 2013 APAC and Europe Consultant: Support Staff Ratio 64% 65% 68% 69% 70% 71% 2009 2010 2011 2012 2013 2014 Q1

RECRUITMENT – FOCUSED ON GROWTH IN KEY MARKETS

FOCUSED ON CORE STRENGTHS/ MARKETS

- Industry and functional specializations **focused on critical talent**
- Placing more than **4,600** professionals per year and managing on average **3,200** contract consultants per day – 52% of our clients in **multi-year relationships**
- Hudson differentiated with **proprietary assessment services**, tailoring solutions to help clients address their more complex issues
- Strong market presence in **Australia and UK**. Market leader in **Belgium and Netherlands –** growing presence in **Asia**
- Increasingly leveraging and integrating **social media** to build a Hudson talent community and extend client relationships


HUDSON PERFORMANCE DRIVER MODEL™
High
Indicator of Performance
Low
RETENTION
(want to)
POTENTIAL
(can do)
PERFORMANCE
(know how)
Motivation
Career Fit
Attributes
Capability
Experience
Technical Skill
Low
Typical Hiring Focus
High


Recruitment GM split
Contract
44%
56%
Perm


Recruitment by Country
Other
UK
21%
27%
France
6%
Neth
6%
Belgium
7%
10%
China
23%
Australia


UK & APAC by Discipline
Legal, Gov't and Other
18%
IT
28%
HR
6%
Tech & Eng
6%
Sales & Mtg
10%
Office Support
11%
21%
Acc & Fin

14

Based on 2013 Gross Margin

Hudson

RECRUITMENT – FOCUSED ON GROWTH IN KEY MARKETS

FOCUSED ON CORE STRENGTHS/ MARKETS

- Focused on **simplified practice portfolio** where we can win
- Selective investment in **fee-earners**, specifically in APAC and UK – net number of consultants **up 8% QoQ** in those markets
- Emphasis on **right mix of experienced vs new-to-industry** hires
- Sharper focus on the **Continental European operations –reversed the trend in France**, with revenue growth and positive Adj. EBITDA in Q1 2014

Practice Focus Within Key Offices*

Practice	Office 1	Office 2	Office 3	Office 4	Office 5
IT	✓	✓	✓	✓	✓
Acc. & Fin.	✓	✓	✓	✓	✓
Sales & Mkg.	✓	✓	✓	✓	
Tech & Eng		✓	✓		✓
HR					✓
Legal		✓	✓	✓	
Office Supp.	✓	✓			

APAC and UK Q1 Fee-Earner Hiring Program


Number of Consultants
723
782
Q4 2013
Q1 2014
Experience of Hires
New to Industry
45%
55%
Experienced
Level of Staff hire
Management
11%
Associate
37%
52%
Consultant

15

*Illustrative example

Hudson

RPO – SUCCESSFUL, DIFFERENTIATED, HIGH GROWTH

FOCUSED ON CORE STRENGTHS/ MARKETS

RPO is the transfer of all or part of the recruitment process to Hudson **on an ongoing basis** to deliver **cost**, **efficiency** and **service** benefits

- **$2.2B** global RPO market expected to nearly **double** by 2017*
- **Multi-country** contracts represent **31%** of all RPO contracts*
- **42%** of the market in **mid-size** companies (500-15,000 emp.)*



RPO
Recruitment Strategy & Process Design
Employer Branding
Candidate Sourcing
Screening
Hiring
On-Boarding
Retention
Metrics & Insights

Hudson manages more than **9,000 hires** annually in **30+** blue chip clients with **90+%** client retention rate



RPO Hires by Type
Contract
10%
90%
Perm



RPO Hires by Job Family
Blue collar
Business Services
5%
25%
70%
High-skills Professionals



RPO Buyer-size Mix
>10,000 employees
5,000 – 10,000
3%
36%
61%
< 5,000 employees

16

*Source: NelsonHall 2014

Hudson

RPO – SUCCESSFUL, DIFFERENTIATED, HIGH GROWTH

FOCUSED ON CORE STRENGTHS/ MARKETS

- Leveraged our RPO expertise across geographies with further investments in all three regions: **8 new industry veterans** recently joined our teams in leadership roles
- Expanded services to **"Blended RPO"** (permanent and contract), **Talent Management** services, **employer branding** and **datawarehouse** capabilities
- Increased focus in **mid-sized multi-country** market segment
- Leveraged InGenium, Hudson's ATS and CRM platform

✓	$59M Revenues, $35M GM in 2013
✓	14% GM CAGR since 2010
✓	10% YoY GM growth in Q1 2014
✓	7 new multi-year clients signed in Q1
✓	2nd largest provider* in APAC


RECRUITMENT PROCESSING OUTSOURCING OVERALL*
High Achievers
Leaders
Major Players
Innovators
Ability to meet future client requirements
Ability to deliver immediate benefit
Hudson
Pinstripe & Ochre House
PeopleScout
Yoh
Futurestep
IBM Kenexa
Manpower Group
The Right Thing
KellyOCG
WilsonHCG
Allegis Talent2
AMS
Randstad
Hays

17

*Source: NelsonHall 2014

Hudson

TALENT MANAGEMENT – INNOVATIVE, DIFFERENTIATING SOLUTIONS

FOCUSED ON CORE STRENGTHS/ MARKETS

Hudson's Talent Management capability encompasses services such as talent assessment, leadership coaching, outplacement, career guidance, and HR consulting

- Global $3B market*, highly fragmented, with estimated 5%-6% CAGR*
- "New Normal" in the economy increases risks and costs of missing on the right candidates for critical roles
- Major opportunity in mid-size companies (25% of market*), seeking a front-end efficient assessment online tool coupled with high-level consultancy and coaching support services
- Hudson has more than 20 years of experience in Talent Management, with a distinctive R&D center working with world-class Universities and Management Schools, and 150 certified assessment consultants
- More than 5,200 leaders assessed provide a large norm group population for validation



Global HUDSON
Talent Management GM
Coaching
5%
HR Consulting
13%
Outplacement & Career Guidance
29%
Assessment
53%

	Old Normal	New Normal
Market conditions	Strong GDP growth; stable market conditions	Slow GDP growth; fragile economic, political and environmental conditions
Growth	Quite long economic cycles, with periods of serious growth	Faster economic cycles, slow growth periods with high levels of uncertainty and change
Innovation	Innovation is important, for certain sectors in particular; evolutionary type of innovation to strengthen existing business models	Innovation is crucial for all sectors; more revolutionary and disruptive innovation to create new business models
Talent	War for talent for specific roles	Intense war for talent for crucial roles

*Source: Bersin by Deloitte and Hudson's estimates

18

Hudson

19 New Click - Call - Meet provides our consulting expertise where it adds maximum value and embraces technology where it allows robust, efficient assessment. This integrated online approach has been well received in the market, including a four - year engagement as sole assessment partner of the European Commission • Total Talent Management GM of $32M in 2013, led by Australia and Belgium, with major project wins in France, Spain and China • 14% YoY growth in Q1 2014 • 15% estimated market share in Belgium • 17% estimated market share in Australia • Talent Management ‘ Trusted Advisor ’ capabilities are leveraged in RPO and Recruitment for cross - selling and client retention The CALL integrates automated report with remote personalized assessment The MEET approach is a high quality, high touch assessment for the final candidates identified GLOBAL R&D CENTER 33 CONTENT & IT EXPERTS $4 M GM on Tailored Client Projects PROPRIETARY TOOLS The CLICK online tool delivers a quality automated report TALENT MANAGEMENT – INNOVATIVE, DIFFERENTIATING SOLUTIONS FOCUSED ON CORE STRENGTHS/ MARKETS

1,416,710 members 289,884 members 20 STRONG AND EXPANDING DIGITAL PRESENCE LinkedIn Engagement DIFFERENTIATED BRAND AND DIGITAL PRESENCE Enhanced digital presence extending brand reach and driving new revenues 627 $3.9M Leads GM 2013 Web Leads & Web GM Talent Brand Reach Our first - level connections Talent Brand Engagement Members we’ve been in contact with ▪ Digital efforts generating significant incremental leads and gross margin ▪ Aggressive Search Engine Optimization driving strong YoY growth in Q1 2014: - Website visitors +17.3% - Organic search traffic +36.1% - Qualified job applications + 41.9% ▪ Website attracted over 1.5 million visitors in 2013, dramatically expanding the reach of our brand ▪ Through LinkedIn we are interacting monthly with over 20% of our expanding network of 1.4 million individuals

21 UNLEASHING HUDSON'S FULL POTENTIAL Hudson’s Un - tapped Potential Hudson’s transformation is building the efficiencies, focus and operational integration required to achieve an EV/Revenue ratio in line with the industry 0 0.5 1 1.5 Michael Page Hays Robert Walters Hudson 2013 EV/Revenue Median 0.6 Mean 0.7 x Strong leadership team , attracting talent from competitors and focused on core x Expected divestiture of non - core eDiscovery unit will reallocate resources to core x Investing in core to strengthen Recruitment , lead in RPO and grow Talent Management x Lean , integrated structure generating significant operating leverage x Right sizing platform further with AlixPartners to enhance bottom - line growth x Skilled, actively committed Board deeply engaged in business and working closely with management to ensure value creation

RIGHT BOARD/LEADERSHIP TO CONTINUE MOMENTUM ▪ Skilled, actively engaged board working with urgency ▪ Strong experience and skills in relevant industries ▪ Working closely with stockholders and focused on value creation ▪ Committed to good corporate governance and declassifying Board ▪ Independent and highly qualified nominees with unique perspective and successful trajectory in professional services business

▪ Board possesses strong complement of financial, operational and recruitment/human resources experience ▪ Board is deeply engaged in business and working closely with management to ensure the successful transformation of Hudson and value creation for stockholders ▪ 5 out of 6 directors are independent (CEO only management representative on Board) ▪ Working closely with second largest shareholder, Sagard Capital Partners, as non - voting attendee for the past year to ensure Board has stockholder perspective ▪ Declassifying Board in - line with current best practices: - Directors whose terms expire in 2014, 2015 and 2016 will be elected for terms expiring at the 2017 annual meeting of stockholders - Beginning with the 2017 annual meeting, the entire Board will be elected annually - An annually elected Board will provide for more accountability and enhance stockholders’ control over their investment 23 SKILLED, ACTIVELY ENGAGED BOARD WORKING WITH URGENCY Independent and highly qualified nominees with unique perspective and successful trajectory in professional services business

24 INDEPENDENT AND HIGHLY QUALIFIED NOMINEES Highly relevant experience in professional services ROBERT B. DUBNER – Director since 2006 Former Senior Advisor to the management consulting practice of PricewaterhouseCoopers Mr. Dubner has served as Senior Advisor to the management consulting practice of PricewaterhouseCoopers since 2008, involved in building an operational consulting practice, reporting to the Vice Chairman and Global Leader of the Advisory Services . He has been a Senior Advisor to Apollo Management LP, a private equity fund, since 2005. From 2002 to 2004, Mr. Dubner was a management consulting partner and a member of IBM Corporation’s Business Consulting Services Global Middle Market leadership team. Prior to that, Mr . Dubner was a Partner with PricewaterhouseCoopers LLP from 1998 to 2002, serving as the U.S. and global leader of its middle market consulting practice, and with Coopers & Lybrand International from 1991 to 1998. He served as an elected member of PricewaterhouseCoopers’ U.S. Board of Partners from 1998 to 2001, PricewaterhouseCoopers’ Global Oversight Board from 1998 to 2001 and Coopers & Lybrand’s Board of Partners from 1995 to 1998. Qualifications: Mr. Dubner’s particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Mr. Dubner should serve as a director of our company include his strategic, management and operational consulting experience, and his financial and accounting background. Mr. Dubner is also a Certified Public Accountant. Board Committees: Audit, Executive, Human Resources (chair), Nominating and Governance JENNIFER LAING – Director since 2003 Former Chairman of the Board and Chief Executive Officer of Saatchi and Saatchi North America Ms. Laing served as Chairman of the Board and Chief Executive Officer of Saatchi and Saatchi North America from 1997 to 2001 after serving as Chairman of Saatchi and Saatchi London from 1995 to 1997. Ms . Laing formed her own firm, Laing Henry, which she sold to Saatchi, after holding senior positions at international advertising agencies including Aspect Hill Holiday, Leo Burnett and Saatchi and Saatchi. Ms . Laing was the Associate Dean, External Relations at the London Business School from 2002 until 2007. Ms. Laing is also a director of InterContinental Hotels Group PLC (since 2005) and Premier Foods PLC (since 2012). Qualifications: Ms. Laing’s particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that she should serve as a director of our company include her knowledge of our company, network of relationships, international experience in branding, marketing and communications, over 30 years career in Professional Services, people based business, and experience as a senior executive officer, and as a director of other publicly - traded companies. Board Committees: C ompensation (chair), Human R esources, Nominating and Governance

LONE STAR NOMINEES WILL DERAIL HUDSON PROGRESS ▪ Lone Star does n ot u nderstand Hudson’s business ▪ Lone Star has no plan to create value ▪ Lone Star is seeking disproportionate c ontrol ▪ Rejected good faith offer

LONE STAR – AN ACTIVIST HEDGE FUND

- Lone Star Value Management is a hedge fund with limited track record and experience
  - Founded in 2013 by current CEO Jeffrey Eberwein[1]
  - Approximately $80M of assets under management[2]

- Lone Star[3] started to acquire a 7.4% stake in Hudson in late 2013[3] and is now seeking to elect two dissident nominees[3] to Hudson's Board:
  - Lone Star CEO Jeffrey Eberwein; and
  - Richard Coleman Jr., President and CEO of Crossroads Systems, Inc., a data archive solutions company

- Mr. Eberwein is a "serial activist" and has engaged in 18 activist campaigns since 2012[1] and 7 have resulted in proxy fights[1]

- There is no clear evidence that Mr. Eberwein has experience operating or managing companies in the professional staffing industry, having spent the majority of his career in financial services

- Not surprisingly, Mr. Eberwein has not presented any business plan, nor has he offered any advice on Hudson's plan

1: SharkRepellent.net
2: Lone Star Value Management LLC, Form ADV on file with SEC
3: Lone Star Value Management LLC, Form SC 13D, 01/21/14. Lone Star includes certain other affiliated persons and entities.

26
Hudson

27 LONE STAR WOULD DERAIL MOMENTUM ▪ Two Board seats would provide Lone Star outsized control - Seeking ~33% control while owning only 7.4% of shares - Lone Star became a new Hudson investor in late 2013 ▪ 2 nd largest stockholder (14%) already attending Board meetings ( Sagard Capital) Lone Star Does Not Understand Hudson’s Business and Has No Plan to Create Value ▪ Mr. Eberwein has never served on the board of a company with global operations or a professional services company, nor does he have any experience in those industries ▪ Lone Star has not made any constructive recommendations or presented a plan ▪ Lone Star’s analysis suggests they do not understand our business ▪ Lone Star would not be value additive to the Board Lone Star is Seeking Disproportionate Control

28 NO PLAN AND SEEKING DISPROPORTIONATE CONTROL ▪ Mr. Eberwein rejected Hudson’s good faith offer to join Hudson’s Board ▪ Lone Star misled stockholders by mischaracterizing our settlement discussions in their proxy ▪ Mr. Eberwein rejected an offer to meet with senior management to discuss our plan and provide its views ▪ Unwillingness to engage raises questions about true motives ▪ Mr. Coleman serves as CEO and a director of publicly traded Crossroad Systems and sits on 2 other public company boards 1 ▪ If elected, Mr. Coleman would exceed corporate governance guidelines established by ISS, a leading proxy advisory firm Rejected Good Faith Offer If Elected, Coleman Would Be Overboarded 1: Company filings.

CRITICAL DECISION FOR STOCKHOLDERS

Support Hudson's Strong Momentum

- ✓ Hudson is executing its transformation plan and on the **path to sustained profitability**
- ✓ Performance is picking up **strong momentum** as evidenced by Q4 sequential gains, Q1 positive results, and Q2 outlook
- ✓ Hudson's **independent, highly qualified Board** nominees bring critical expertise in professional services industry
- ✓ Hudson's Board is actively engaged with management in driving transformation to **maximize shareholder value creation**
- ✓ Hudson's Board is committed to **good corporate governance** practices and declassification of the Board

Don't Allow Lone Star to Derail Progress

- ✗ "Serial activist" Lone Star is seeking **disproportionate representation** on Hudson's Board
- ✗ Lone Star has **no plan** and has not made any constructive recommendations
- ✗ Eberwein has **no relevant experience** and **Coleman would be overboarded if elected**
- ✗ A long proxy fight is **distracting** from the measureable progress Hudson is making
- ✗ Lone Star **rejected our offer for a board seat and refused** to meet with senior management to discuss our plan and provide its views
- ✗ Lone Star recently acquired its stake in Hudson and their **interests may not be aligned with longer-term stockholders**

Vote for Hudson's Nominees – Support Our Momentum Toward Sustained Profitability

29

Hudson

APPENDIX

31 JOHN J. HALEY – Director since 2003 Chairman of the Board and Chief Executive Officer of Towers Watson & Co.; Officer of Maximus, Inc. Mr. Haley has served as the Chairman of the Board and Chief Executive Officer of Towers Watson & Co., a global professional services company headquartered in New York City, since 1998. Mr . Haley joined Watson Wyatt Worldwide in 1977 and was elected a director of the firm in 1992. In 2010, Watson Wyatt Worldwide merged with Towers Perrin forming Towers Watson & Co. Mr . Haley is a Fellow of the Society of Actuaries, a Fellow of the Conference of Consulting Actuaries and a member of the American Academy of Actuaries. Mr . Haley is a member of the board of directors for Maximus, Inc., a position he has held since June 2002, and the U.S. - China Business Council. Qualifications: Mr. Haley’s particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that he should serve as a director of our company include his experience as Chief Executive Officer of an international publicly - traded company of a similar size (in terms of number of employees) and geographic spread as our company, and his financial expertise . Board Committees: Audit, Compensation, Nominating and Governance (chair) MANUEL MARQUEZ – Director since 2011 Chairman of the Board and Chief Executive Officer of Hudson Global, Inc. Mr. Marquez has served as the Chairman of the Board and Chief Executive Officer of Hudson Global, Inc., a leading global talent solutions company , since March 2011 . Mr . Marquez has over 20 years of experience in senior leadership positions. From 2007 to 2010, he was the Chief Executive Officer of Amper S.A., a publicly traded defense, homeland security and telecommunications company in Spain. Prior to joining Amper , Mr. Marquez spent 15 years in the recruitment industry with Spencer Stuart, an international leader in executive search consulting services. He joined Spencer Stuart in 1991 and co - founded one of the firm’s first specialized industry practices, High Technology. From 2000 to 2005, he was a member of the global executive team of Spencer Stuart responsible for the firm’s operations in Europe, India and South Africa, expanding operations in this region t o 1 4 countries with over 100 consultants. Mr. Marquez also was a member of the Advisory Board of ESADE Business School from 2007 to 2011. Qualifications: Mr. Marquez’s particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that he should serve as a director of our company include his experience as a Chief Executive Officer of a publicly - traded company and his global senior leadership experience in the recruiting industry. Board Committees: Executive (chair) BOARD OF DIRECTORS

32 DAVID G. OFFENSEND – Director since 2003 Former Chief Operating Officer of the New York Public Library; Co - Founder of Evercore Partners, Inc. Mr. Offensend is Chief Operating Officer of America Achieves, a national non - profit organization dedicated to improving public schools in the U.S. He served as the Chief Operating Officer of the New York Public Library, the largest public library in the United States, from 2005 until 2014. Prior to that, he served as Senior Advisor to Evercore Partners, Inc., which he co - founded in 1995 . Evercore operates in the private equity business and provides mergers and acquisitions, and restructuring advice to companies. Prior to founding Evercore , Mr. Offensend spent five years with Oak Hill Partners, the investment organization of Robert M. Bass, the Texas investor. Prior to joining the Bass organization in 1990, Mr. Offensend spent 13 years at Lehman Brothers. Mr. Offensend also was the lead investor in Resources Connection, Inc., a competitor of our company that was successfully taken public in 2 000 , and served as a trustee of Princeton University until June 2013. Qualifications: Mr. Offensend’s particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that he should serve as a director of our company include his financial and executive compensation expertise, investing experience, and background in mergers and acquisitions. Board Committees: Lead Director, Audit, Compensation, Executive, Nominating and Governance RICHARD J . STOLZ – Director since 2006 Former Chairman of the Board of Hudson Global, Inc.; Former Partner with PricewaterhouseCoopers LLP Mr . Stolz served as Chairman of the Board from February 2011 until May 2011 . Prior to becoming a director, Mr. Stolz was a Partner with PricewaterhouseCoopers LLP until 2004. He served as the New York Region Leader for the Consumer and Industrial Products Industry Group of PricewaterhouseCoopers from 1997 to 2001. From 1988 to 1992, Mr. Stolz worked in Tokyo, Japan, leading the International Division of the PricewaterhouseCoopers affiliate. Mr . Stolz joined PricewaterhouseCoopers in 1967 and became a Partner in accounting and auditing in 1981. Qualifications: Mr . Stolz’s particular experience , qualifications, attributes or skills that led our Board of Directors to conclude that he should serve as a director of our company include his accounting and auditing background and his international business experience. Mr. Stolz also is a certified public accountant. Board Committees: Audit (chair), Human R esources, Nominating and Governance BOARD OF DIRECTORS

33 EBITDA RECONCILIATION EBITDA is a non - GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non - GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non - operating income, goodwill and other impai rment charges, business reorganization expenses and acquisition - related expenses. Americas Asia Pacific Europe Corp Total Revenue 34.8$ 58.3$ 70.5$ -$ 163.6$ Gross margin 9.1$ 21.3$ 25.4$ -$ 55.8$ Adjusted EBITDA (loss) 1.3$ (0.5)$ 0.4$ (4.2)$ (2.9)$ Business reorg expenses 0.2 - 0.2 0.4 0.7 Non-operating expenses (income) 0.4 (0.3) 0.9 (1.3) (0.3) EBITDA (Loss) 0.7$ (0.1)$ (0.6)$ (3.2)$ (3.3)$ Depreciation and amortization 1.5 Interest expense (income) 0.2 Provision for (benefit from) income taxes - Loss (income) from disc ops, net of taxes - Net income (loss) (5.0)$ Hudson Q3 2013 Americas Asia Pacific Europe Corp Total Revenue 29.6$ 55.4$ 74.5$ -$ 159.5$ Gross margin 7.8$ 20.0$ 29.0$ -$ 56.9$ Adjusted EBITDA (loss) 1.1$ (1.3)$ 1.1$ (2.9)$ (2.0)$ Business reorg expenses 0.8 0.9 1.1 - 2.8 Impairment charges on long-lived assets - 0.3 1.1 - 1.3 (Gain) loss on disposal of business - - - - - Non-operating expenses (income) 0.7 - 1.5 (2.5) (0.3) EBITDA (Loss) (0.4)$ (2.5)$ (2.5)$ (0.4)$ (5.8)$ Depreciation and amortization 1.6 Interest expense (income) 0.1 Provision for (benefit from) income taxes 3.8 Loss (income) from disc ops, net of taxes - Net income (loss) (11.3)$ Hudson Q4 2013 $US in Millions Americas Asia Pacific Europe Corp Total Revenue 26.9$ 56.4$ 78.6$ -$ 161.9$ Gross margin 6.7$ 20.9$ 30.0$ -$ 57.5$ Adjusted EBITDA (loss) (0.6)$ 0.1$ 2.4$ (3.9)$ (2.1)$ Business reorg expenses 0.1 - - - 0.1 Non-operating expenses (income) 0.4 0.4 1.2 (1.8) 0.2 EBITDA (Loss) (1.1)$ (0.3)$ 1.2$ (2.1)$ (2.4)$ Depreciation and amortization 1.5 Interest expense (income) 0.1 Provision for (benefit from) income taxes 0.5 Net income (loss) (4.5)$ Hudson Q1 2014

2013 CONSTANT CURRENCY RECONCILIATION

$US in Thousands

	For The Year Ended December 31,			
	2013	2012		
	As reported	As reported	Currency translation	Constant currency
Revenue:				
Hudson Americas	$ 139,003	$ 169,216	$ (55)	$ 169,161
Hudson Asia Pacific	232,748	288,144	(13,188)	274,956
Hudson Europe	288,377	320,217	416	320,633
Total	$ 660,128	$ 777,577	$ (12,827)	$ 764,750
Gross margin:				
Hudson Americas	$ 34,243	$ 43,164	$ (52)	$ 43,112
Hudson Asia Pacific	87,161	117,430	(4,455)	112,975
Hudson Europe	108,468	124,273	1,093	125,366
Total	$ 229,872	$ 284,867	$ (3,414)	$ 281,453
SG&A:				
Hudson Americas	$ 30,627	$ 38,287	$ (25)	$ 38,262
Hudson Asia Pacific	88,537	104,528	(3,694)	100,834
Hudson Europe	107,057	116,315	1,195	117,510
Corporate	15,941	18,272	—	18,272
Total	$ 242,162	$ 277,402	$ (2,524)	$ 274,878
Business reorganization expenses:				
Hudson Americas	$ 1,297	$ 1,007	$ —	$ 1,007
Hudson Asia Pacific	989	1,285	(60)	1,225
Hudson Europe	3,646	5,131	29	5,160
Corporate	789	359	—	359
Total	$ 6,721	$ 7,782	$ (31)	$ 7,751
EBITDA (loss):				
Hudson Americas	$ (268)	$ 1,268	$ (14)	$ 1,254
Hudson Asia Pacific	(3,227)	5,355	(496)	4,859
Hudson Europe	(8,772)	(2,955)	(258)	(3,213)
Corporate	(7,333)	(3,614)	—	(3,614)
Total	$ (19,600)	$ 54	$ (768)	$ (714)

34

EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, goodwill and other impairment charges, business reorganization expenses and acquisition-related expenses.

Hudson